Business and segmental reporting	12 Months Ended
Dec. 31, 2015
Segment Reporting [Abstract]
Business and segmental reporting

3. Business and segmental reporting

Ardmore is primarily engaged in the ocean transportation of petroleum and chemical products in international trade through the ownership and operation of a fleet of tankers. Tankers are not bound to specific ports or schedules and therefore can respond to market opportunities by moving between trades and geographical areas. Ardmore charters its vessels to commercial shippers through a combination of time-charter, pool and spot arrangements. The Chief Operating Decision Maker (“CODM”) does not use discrete financial information to evaluate the operating results for each such type of charter. Although revenue can be identified for these types of vessel employment, management cannot and does not identify expenses, profitability or other financial information for these charters or other forms of employment. As a result, the CODM reviews operating results solely by revenue per day and operating results of the fleet. Furthermore, when Ardmore charters a vessel to a charterer, the charterer is free to trade the vessel worldwide (subject to certain sanctions-related restrictions) and, as a result, the disclosure of geographic information is impracticable. In this respect, Ardmore has determined that it operates under one reportable segment, relating to the operations of its vessels.
The following table presents consolidated revenues for customers that accounted for more than 10% of Ardmore’s consolidated revenues during the periods presented:

	For the year ended
	Dec 31, 2015	Dec 31, 2014	Dec 31, 2013
Cargill International SA, Geneva	<10%	8,868,074	8,119,657
Dampskibsselskabet Norden A/S	<10%	<10%	5,145,075
Itochu Enex Co., Ltd	<10%	<10%	4,860,957
Koch Shipping Inc.	<10%	13,367,970	4,360,159
Mansel Ltd.	20,232,481	10,370,479	n/a
Navig8 Group	17,940,808	<10%	<10%
Womar Logistic Pte., Ltd (pool arrangement)	<10%	7,072,663	10,299,096